UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): April 27, 2009

Atlas Energy Resources, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-33193 (Commission File Number)	75-3218520 (IRS Employer Identification Number)

     1550 Coraopolis Heights Road
Moon Township, Pennsylvania 15108
(Address of Principal Executive Offices) (Zip Code)

412-262-2830
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

q  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

þ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

q  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

q  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On April 27, 2009, Atlas Energy Resources, LLC (“ATN” or the “Company”), Atlas America, Inc. (“ATLS”) and Atlas Energy Management, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which a Delaware limited liability company to be formed as a wholly owned subsidiary of ATLS (“Merger Sub”) will, subject to the terms and conditions of the Merger Agreement, merge (the “Merger”) with and into the Company, with the Company continuing as the surviving company and a wholly owned subsidiary of ATLS.

     On April 27, 2009, ATN and ATLS held a presentation for investors, analysts and others regarding the proposed Merger (the “Meeting”), which was accessible via the Internet and by conference call. At the Meeting, ATN and ATLS discussed certain financial and other information relating to the Merger (the “Merger Presentation Materials”), the Merger Agreement, as well as other items, and also held a live question and answer session following such discussion. A copy of the conference call transcript is attached and furnished as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

     The Merger Presentation Materials are included as Exhibit 99.2 to this report and are incorporated into this Item 7.01 by reference. The information in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

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Cautionary Note Regarding Forward-Looking Statements

     This document contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Each of ATN and ATLS cautions readers that any forward-looking information is not a guarantee of future performance. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger between ATN and a subsidiary of ATLS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Risks, assumptions and uncertainties that could cause actual results to materially differ from the forward-looking statements include, but are not limited to, those associated with general economic and business conditions; changes in commodity price; inability to obtain capital needed for operations; the level of indebtedness; changes in government environmental policies; tax consequences of business transactions; and other risks, assumptions and uncertainties detailed from time to time in either company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including each company’s report on Form 10-K for the year ended December 31, 2008. There can be no assurance that the transactions described in this document will be consummated. Forward-looking statements speak only as of the date hereof, and each company assumes no obligation to update such statements.

Additional Information About the Merger

     In connection with the proposed merger between ATN and a subsidiary of ATLS, ATLS expects to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of ATN and ATLS, which will also constitute a prospectus of ATLS. Each of ATN and ATLS will mail the joint proxy statement/prospectus to their respective equityholders.

     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

     Investors may obtain free copies of the joint proxy statement/prospectus when it becomes available, as well as other filings containing information about ATN and ATLS, without charge, at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by ATLS may be obtained free of charge by directing such request to: Investor Relations, Atlas America, Inc., Westpointe Corporate Center One, 1550 Coraopolis Heights, Moon Township, PA 15108, (412) 262-2830. These documents may also be obtained for free from ATLS’s Investor Relations website at www.atlasamerica.com. The documents filed with the SEC by ATN Resources may be obtained free of charge by directing such request to: Investor Relations, Atlas Energy Resources, LLC, Westpointe Corporate Center One, 1550 Coraopolis Heights, Moon Township, PA 15108, (412) 262-2830. These documents may also be obtained for free from ATN’s Investor Relations website at www.atlasenergyresources.com.

     ATN, ATLS and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding ATLS’s directors and executive officers is available in ATLS’s proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on May 8, 2008, and information regarding ATN’s directors and executive officers is available in ATN’s proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on May 8, 2008. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

     This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 8.01 Other Events.

     On April 27, 2009, the Company issued a press release announcing the execution of the Merger Agreement. The text of the press release, which is attached hereto as Exhibit 99.3, is incorporated herein by reference.

Item 9.01	Exhibits.

Exhibit
Number	Description

99.1	The transcript of conference call held on April 27, 2009 (solely furnished and not filed for purposes of Item 7.01).

99.2	Merger Presentation Materials (solely furnished and not filed for purposes of Item
7.01).

99.3	Press Release, dated April 27, 2009, announcing the execution of the Merger
Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy Resources, LLC

Date: April 27, 2009	By: /s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	The transcript of conference call held on April 27, 2009 (solely furnished and not filed for purposes of Item 7.01).

99.2	Merger Presentation Materials (solely furnished and not filed for purposes of Item
7.01).

99.3	Press Release, dated April 27, 2009, Announcing the Execution of the Merger
Agreement.